Q3 2024 Earnings Call November 6, 2024

Safe Harbor Statement and Non-GAAP Financial Measures © 2024 Clarivate. All rights reserved. 2 Forward-Looking Statements This communication includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors of our annual report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

Safe Harbor Statement and Non-GAAP Financial Measures © 2024 Clarivate. All rights reserved. 3 Non-GAAP Financial Measures This presentation contains financial measures which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion. Non-GAAP financial measures are not recognized terms under GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such measures in isolation from, or as a substitute for, financial measures or results of operations calculated or determined in accordance with GAAP. We use non-GAAP measures internally in our operational and financial decision-making, to assess the operating performance of our business, to assess performance for employee compensation purposes and to decide how to allocate resources. We believe that such measures allow us to focus on what we deem to be a more reliable indicator of ongoing operating performance and our ability to generate cash flow from operations, and we also believe that investors may find these non-GAAP financial measures useful for the same reasons. Non-GAAP measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures when reporting their results. These measures can be useful in evaluating our performance against our peer companies because we believe the measures provide users with valuable insight into key components of GAAP financial disclosures. However, non-GAAP measures have limitations as analytical tools and because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Our presentation of non-GAAP measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that any projections and estimates will be realized in their entirety or at all. In the Appendix to this presentation, we provide definitions of these non-GAAP measures and reconciliations to the corresponding most directly comparable GAAP measures. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2024 Clarivate. All rights reserved. Business Review Financial Review Q&A Matti Shem Tov Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer

Matti Shem Tov Chief Executive Officer Business Review

CEO’s Comprehensive Business Review © 2024 Clarivate. All rights reserved. 6 Strategy and Product Deep Dives Conducted deep dive sessions across all segments, covering market dynamics, product portfolios, AI strategy, key growth initiatives and financial performance Execution Assessment Assessed segment operations and GTM strategy covering organization structure, sales, product innovation, technology, talent and all shared service functions Colleagues and Customers Engaged with colleagues through a series of meet and greet sessions across multiple offices and conducted select customer engagements to strengthen insights 90 Day Activities Conducted Comprehensive Business Review Identified and Validated Key Strategic Priorities Developed Initial Business Value Creation Plan

Exceptional Foundation To Drive Long-Term Sustainable Growth © 2024 Clarivate. All rights reserved. 7 Scaled Information Services Provider Comprehensive, mission critical solutions across the innovation value chain  Market Leading Solutions Best-in-class data and SaaS workflow solutions, e.g. ProQuest One, Web of Science, Derwent, Cortellis, Alma, IPFolio Blue Chip Customer Base Thousands of customers, including leading academic institutions, top pharmaceutical companies and top-tier corporates and law firms  Highly Talented Team Global and diverse team with strong expertise across segments and disciplines 

Meaningful Opportunity To Renew Focus and Improve Business Performance © 2024 Clarivate. All rights reserved. 8 Declining and Volatile Transactional Revenue Opportunity to rationalize solutions with declining revenue and negligible cash flow Sub Optimal Go-To-Market Motion Opportunity to excel sales execution and commercial models Insufficient Pace of Product Execution Opportunity to increase ROI on existing product development spend Certain Non-Core Legacy Solutions Opportunity to drive greater focus across flagship solutions     Near term challenges have impacted ability to execute effectively

Value Creation Plan To Drive Focus, Growth and Innovation Product & AI Accelerated Innovation Invest in proprietary assets and drive development velocity through customer collaboration Optimize ROI and Support Sales Execution Sales Improved Sales Execution Drive sales execution, customer engagement and retention Increase Organic Growth and Achieve Targets Revenue Business Model Optimization Focus on driving core subscription and re-occurring revenue improving predictability Increase Subscription and Reoccurring Revenue Mix Portfolio Solutions Rationalization Streamline solutions portfolio to increase execution focus and optimize capital allocation Improve Financial Performance 9© 2024 Clarivate. All rights reserved. Value Creation Enablers Talent and Culture Cost Rationalization Enterprise Technology

Jonathan Collins Chief Financial Officer Financial Review

Q3 and YTD 2024 Financial Results 11 Changes from Prior Year $m except per share data Q3 ‘24 Q3 ‘23 Change YTD ‘24 YTD ‘23 Change Revenues $622 $647 $(25) $1,894 $1,945 $(51) Income / (Loss) from Operations 22 87 (65) (213) 54 (267) Fair Value Adjustment of Warrants (Gain) / Loss - (13) 13 (5) (14) 9 Interest Expense, Net 72 72 - 214 219 (5) Income Tax Expense (Benefit) 15 16 (1) 23 (83) 106 Net Income / (Loss) to Ordinary Shares $(66) $(7) $(59) $(476) $(124) $(352) Net Income / (Loss) Per Share, basic $(0.09) $(0.01) $(0.08) $(0.69) $(0.18) $(0.51) Adjusted EBITDA1 264 281 (17) 775 819 (44) Adjusted EBITDA Margin1 42.5% 43.5% (100 bps) 40.9% 42.1% (120 bps) Adjusted Diluted EPS1 $0.19 $0.21 $(0.02) $0.52 $0.59 $(0.07) Operating Cash Flow $203 $163 $40 $505 $553 $(48) Capital Spending 77 62 15 207 179 28 Free Cash Flow1 126 102 24 298 375 (77) Revenues • Q3 decline due to transactional revenue and impact of the Valipat divestiture in April Net Income • Q3 decrease due to goodwill impairment of ($14)m and net Fx impact of ($40)m on weaker USD Operating Cash Flow • Q3 improvement as most of H1 working capital use unwound 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. © 2024 Clarivate. All rights reserved.

Changes from Prior Year Q3 2024 Revenues and Adj. EBITDA1 12 Organic • Transactional revenue decline of 14% caused 2.6% total decline • Revenue decline partially offset by lower operating expenses Inorganic • Valipat divestiture net of nominal revenue contributions from Motion Hall, Global Q, and Rowan Foreign Exchange • Nominal impact as USD weakened sequentially Revenues Adj. EBITDA1 Year + Better - Worse $ millions Q3 2023 Organic Inorganic FX Q3 2024 $647 ($17) ($9) $622 $281 43.5% $264 42.5% ($11) ($6) $0 $1 © 2024 Clarivate. All rights reserved.1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

Changes from Prior Year YTD 2024 Revenues and Adj. EBITDA1 13 Organic • ACV / subs revenue growth at 1% • Transactional revenue decline of 9% caused 1.5% total decline • Revenue flowed through to EBITDA on essentially flat operating expenses as cost inflation were offset by efficiencies Inorganic • Valipat divestiture net of nominal revenue contributions from Motion Hall, Global Q, and Rowan Foreign Exchange • USD slightly stronger than basket of foreign currencies Revenues Adj. EBITDA1 Year + Better - Worse $ millions $1,945 ($30) ($17) $1,894 $819 42.1% $775 40.9% ($31) ($10) ($3) ($4) © 2024 Clarivate. All rights reserved.1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. YTD 2023 Organic Inorganic FX YTD 2024

Q3 and YTD 2024 Cash Flow 14 Changes from Prior Year Free Cash Flow1 • Q3 growth driven by working capital / other improvement from H1 decline Capital Allocation • Utilized majority of FCF to repurchase $100m of shares in Q3 $m Q3 ‘24 Q3 ‘23 Change YTD ‘24 YTD ‘23 Change Adj. EBITDA1 $264 $281 $(17) $775 $819 $(44) One-Time Costs (8) (7) (1) (33) (54) 21 Interest (41) (40) (1) (173) (177) 4 Taxes (11) (7) (4) (35) (29) (6) Working Capital / Other (1) (64) 63 (29) (6) (23) Operating Cash Flow 203 163 40 505 553 (48) Capital Spending (77) (62) (15) (207) (179) (28) Free Cash Flow1 $126 $102 $24 $298 $375 $(77) Conversion 48% 36% 12% 39% 46% (7%) Preferred Dividend - (19) 19 (38) (57) 19 Share Repurchase (100) (100) - (100) (100) - Debt Repayment (5) - (5) (58) (150) 92 M&A (15) (1) (14) (51) 8 (59) Other2 6 (18) 24 (33) (26) (7) Cash Flow $12 $(36) $48 $18 $50 $(32) © 2024 Clarivate. All rights reserved. 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. ² Fx, Tax withholding for share-based comp and refinancing cost. Amounts in table may not sum due to rounding.

Q&A Session

© 2024 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property and Life Sciences & Healthcare. For more information, please visit www.clarivate.com

Appendix Presentation of Certain Non-GAAP Financial Measures

18© 2024 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA represents net income (loss) before the provision (benefit) for income taxes, depreciation and amortization, and interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, restructuring expenses, impairments, the impact of certain non-cash fair value adjustments on financial instruments, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Net income (loss) margin is calculated by dividing Net income (loss) by Revenues. Adjusted net income and Adjusted diluted EPS Adjusted net income represents net income (loss), adjusted to exclude acquisition and/or disposal-related transaction costs, amortization related to acquired intangible assets, share-based compensation, restructuring expenses, impairments, the impact of certain non-cash fair value adjustments on financial instruments, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments. Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive. Free cash flow and Free cash flow conversion Free cash flow represents Net cash provided by (used for) operating activities less capital expenditures. Free cash flow conversion is calculated by dividing Free cash flow by Adjusted EBITDA. Operating cash flow conversion is calculated by dividing Net cash provided by (used for) operating activities by Net income (loss).

Reconciliation of Non-GAAP Financial Measures 19 Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin $m Q3 ‘24 Q3 ‘23 YTD ’24 YTD ’23 Net income (loss) $(65.6) $12.3 $(444.9) $(67.3) Provision (benefit) for income taxes 15.1 15.6 23.3 (83.3) Depreciation and amortization 177.2 176.8 541.0 527.5 Interest expense, net 72.2 71.9 213.5 218.5 Transaction related costs 6.1 2.7 13.6 5.1 Share-based compensation expense 15.4 25.4 49.7 97.1 Goodwill and intangible asset impairments 13.8 — 316.6 135.2 Restructuring and other impairments 4.0 3.7 14.2 25.3 Fair value adjustment of warrants — (12.6) (5.2) (14.4) Other1 26.2 (14.4) 53.3 (24.7) Adjusted EBITDA $264.4 $281.4 $775.1 $819.0 Net income (loss) margin (10.5)% 1.9% (23.5)% (3.5)% Adjusted EBITDA margin 42.5% 43.5% 40.9% 42.1% © 2024 Clarivate. All rights reserved. Descriptions 1. Primarily reflects the net impact of unrealized foreign currency gains and losses, as well as other items that do not reflect our ongoing operating performance. For the nine months ended September 30, 2024, the amount includes a $14.8 loss on divestiture and for the nine months ended September 30, 2023, the amount includes a $49.4 gain on legal settlement.

Reconciliation of Non-GAAP Financial Measures

Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS

	Q3 '24		Q3 '23		YTD '24		YTD '23	
$m except per share data	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) and EPS	**$(65.6)**	**$(0.09)**	**$12.3**	**$0.02**	**$(444.9)**	**$(0.64)**	**$(67.3)**	**$(0.10)**
Transaction related costs	6.1	0.01	2.7	–	13.6	0.02	5.1	0.01
Share-based compensation expense	15.4	0.02	25.4	0.04	49.7	0.07	97.1	0.14
Amortization related to acquired intangible assets	138.7	0.19	141.9	0.21	416.9	0.60	429.8	0.64
Goodwill and intangible asset impairments	13.8	0.02	–	–	316.6	0.46	135.2	0.20
Restructuring and other impairments	4.0	0.01	3.7	0.01	14.2	0.02	25.3	0.04
Fair value adjustment of warrants	–	–	(12.6)	(0.02)	(5.2)	(0.01)	(14.4)	(0.02)
Other[1]	26.2	0.04	(14.4)	(0.04)	53.3	0.05	(24.7)	(0.10)
Income tax impact of related adjustments	(4.5)	(0.01)	(6.4)	(0.01)	(34.4)	(0.05)	(150.4)	(0.22)
Adjusted net income and Adjusted diluted EPS	**$134.1**	**$0.19**	**$152.6**	**$0.21**	**$379.8**	**$0.52**	**$435.7**	**$0.59**
Adjusted weighted average shares, diluted	**723.5**		**731.4**		**726.1**		**733.6**	

Descriptions

1. Primarily reflects the net impact of unrealized foreign currency gains and losses, as well as other items that do not reflect our ongoing operating performance. For the nine months ended September 30, 2024, the amount includes a $14.8 loss on divestiture and for the nine months ended September 30, 2023, the amount includes a $49.4 gain on legal settlement.

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Reconciliation of Non-GAAP Financial Measures 21 Net cash provided by operating activities to Free cash flow and Free cash flow conversion $m Q3 ‘24 Q3 ‘23 YTD ’24 YTD ’23 Net cash provided by operating activities $202.9 $163.4 $505.3 $553.3 Capital expenditures (76.6) (61.7) (206.9) (178.6) Free cash flow $126.3 $101.7 $298.4 $374.7 Operating cash flow conversion (309.3)% 1,328.5% (113.6)% (822.1)% Free cash flow conversion 47.8% 36.1% 38.5% 45.8% © 2024 Clarivate. All rights reserved.